Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

Permian Resources Corporation

Lock-Up Agreement

March 4, 2024

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

Re: Permian Resources Corporation—Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representative (the “Representative”) of the Underwriters (as defined below), propose to enter into an agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), with Permian Resources Corporation, a Delaware corporation (the “Company”), and the Selling Stockholders named in Schedule II to the Underwriting Agreement (the “Selling Stockholders”), providing for a public offering (the “Public Offering”) of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”), of the Company (the “Shares”), by the Selling Stockholders pursuant to a Registration Statement on Form S-3 (File No. 333-275405) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”). To the extent there are no additional Underwriters listed on Schedule I of the Underwriting Agreement other than you, the term Representative as used herein shall mean you, as Underwriters, and the terms Representative and Underwriters shall mean either the singular or plural as the context requires.

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this agreement (this “Lock-Up Agreement”) and continuing to and including the date 45 days after the date set forth on the final prospectus used to sell the Shares (the “Stockholder Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Stock of the Company, or any options or warrants to purchase any shares of Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Stock of the Company, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) pursuant to the Underwriting Agreement, (ii) pursuant to any purchase of OpCo Units (as defined below) held by the undersigned by the Company or its subsidiaries expected to occur concurrently with the closing of the Public Offering, (iii) as a bona fide gift or gifts or charitable contribution, provided that the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (iv) to any trust, or other entity formed for estate planning purposes, for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (v) in connection with transfers by testate or intestate succession, (vi) pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement or other final order of a court or regulatory agency, (vii) in connection with a repurchase by the Company or Permian Resources Operating, LLC (“OpCo”), or the redemption, conversion or cancellation of common units representing limited liability company interests (“OpCo Units”) in OpCo or other securities convertible into or exchangeable or exercisable for Shares pursuant to the Seventh Amended and Restated Limited Liability Company Agreement of OpCo (it being understood that any Shares so issued shall be subject to this Lock-Up Agreement), (viii) pursuant to any exercise of options or vesting or exercise of any other equity-based award, in each case, outstanding at the time of the Public Offering, and in each case under the Company’s equity incentive plan or any other plan or agreement described in the prospectus included or incorporated by reference in the Registration Statement, and the withholding of securities by the Company for the payment of taxes due upon such exercise or vesting, or, in the case of subclause (viii), such sale is effected pursuant to the Company’s sell to cover policy solely in an amount sufficient to cover withholding taxes due in connection with such restricted stock or restricted stock units, provided that any securities received upon such exercise or vesting will also be subject to this Lock-Up Agreement, (ix) (a) the establishment of any written contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (b) sales pursuant to any Rule 10b5-1 Plan currently in effect on the date hereof; provided, however, that with respect to clause (a), no sales or transfers of securities shall be made pursuant to such a Rule 10b5-1 Plan prior to the expiration of the Stockholder Lock-Up Period and no public announcement or filing relating to the establishment of any Rule 10b5-1 Plan shall be voluntarily made during the Stockholder Lock-Up Period, (x) pursuant to transactions in the event of completion of a liquidation, merger, consolidation, stock exchange, reorganization, tender offer or other similar transaction which results in all of the Company’s security holders having the right to exchange their shares of Stock for cash, securities or other property, provided that in the event that such liquidation, merger, consolidation, stock exchange, reorganization, tender offer or other similar transaction is not completed, the Undersigned’s Shares shall remain subject to the provisions of this Lock-Up Agreement, (xi) in connection with the grant and maintenance of a bona fide lien, security interest, pledge or other similar encumbrance to a nationally or internationally recognized financial institution with assets of not less than $10 billion in connection with a loan, provided that (a) the undersigned shall provide the Company prior written notice informing them of any public filing, report or announcement made by or on behalf of the undersigned with respect thereto and (b) any grant and maintenance of a bona fide lien, security interest, pledge or other similar encumbrance under this clause (xi) shall not (1) be in violation of the Insider Trading and Regulation FD Policy of the Company or (2) permit an exercise of the Stock serving as collateral in the event of default, and (xii) with the prior written consent of the Representative on behalf of the Underwriters. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, the undersigned may transfer the Undersigned’s Shares to another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with the undersigned (including, but not limited to, any member distribution), or to partners, limited liability company members, or stockholders of the undersigned, including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership, or by virtue of the laws of the state or jurisdiction of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Undersigned’s Shares subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of the Undersigned’s Shares except in accordance with this Lock-Up Agreement; and provided, further, that any such transfer shall not involve a disposition for value; and provided, further, that in the case of any transfer or distribution pursuant to clause (iv), no filing by any party under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Stockholder Lock-Up Period); and provided, further, that in the case of any transfer or distribution pursuant to clause (iii), (v), (vi), or (viii), if any public report or filing under Section 16(a) of the Exchange Act is required in connection with such transfer, such report or filing shall clearly indicate in the footnotes thereto the reasons for such transfer or distribution and that the shares received upon the transfer or distribution are subject to a lock-up agreement with the Underwriters of the Public Offering, to the extent applicable to such transferee, and provided, further that no other public announcement or filing shall be required during the Stockholder Lock-Up Period.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the Undersigned’s Shares described herein, are hereby authorized to decline to make any transfer of the Undersigned’s Shares if such transfer would constitute a violation or breach of this Lock-Up Agreement.

It is understood that, if the Underwriting Agreement (other than the provisions thereof that survive the termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be automatically released from the obligations under this Lock-Up Agreement.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned hereby represents and warrants that it has full power and authority to enter into this Lock-Up Agreement. Except as otherwise provided in this Lock-Up Agreement, the undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows.]

Very truly yours,

Exact Name of Stockholder
Authorized Signature
Title